SUPPLEMENT DATED FEBRUARY 5, 2007
TO THE
STERLING CAPITAL SMALL CAP VALUE FUND
STERLING SHARES PROSPECTUS
DATED JULY 31, 2006, AS AMENDED DECEMBER 18, 2006

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Shares Prospectus for the Sterling Capital Small Cap Value Fund dated July 31, 2006, as amended December 18, 2006:

Effective immediately, small capitalization companies will be redefined as companies whose market capitalization, at the time of purchase, is less than $3 billion.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.

STER-PROS-STICK-0207